                                                                    Exhibit 10.2

                      AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS AMENDMENT, dated as of June 14, 2005, to Asset Purchase Agreement (the
"AGREEMENT")  dated  as of May 19,  2005 by and  among  GLOBALOPTIONS,  INC.,  a
Delaware  corporation  ("BUYER"),   CONFIDENTIAL  BUSINESS  RESOURCES,  INC.,  a
Delaware  corporation  ("SELLER"),  FISCHER  &  ASSOCIATES,  INC.,  a  Tennessee
corporation (the "SHAREHOLDER") and HALSEY R. FISCHER, an individual resident of
Tennessee ("FISCHER").

     For good and valuable  consideration,  the  sufficiency  of which is hereby acknowledged, the parties hereby agree as follows:

     1. Section  9.1(e) of the Agreement is hereby amended by deleting "June 30,
2005" and inserting "July 31, 2005."

     2. In all other respects, the Agreement remains according to its terms.

     IN WITNESS  WHEREOF,  the parties  have  executed  this  Amendment to Asset
Purchase Agreement as of the date first written above.

                                           BUYER:

                                           GLOBALOPTIONS, INC.

                                           By: /s/ Harvey W. Schiller
                                              ----------------------------------
                                           Name:   Harvey W. Schiller
                                                 -------------------------------
                                           Its:    Chairman
                                                --------------------------------

                                           SELLER:

                                           CONFIDENTIAL BUSINESS RESOURCES, INC.

                                           By: /s/ Halsey R. Fischer
                                              ----------------------------------
                                                   Halsey R. Fischer, President

                                               /s/ Halsey R. Fischer
                                              ----------------------------------
                                                   Halsey R. Fischer

                                           FISCHER & ASSOCIATES, INC.

                                           By: /s/ Halsey R. Fischer
                                              ----------------------------------
                                                   Halsey R. Fischer, President